Hartford MidCap Growth HLS Fund (formerly, Hartford Small/Mid Cap Equity HLS Fund)*

* The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.

Class IA	Class IB	Class IC
HMCSX	HMCVX	N/A

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/hls. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated May 1, 2018, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus. This summary prospectus should be read together with your variable contract prospectus (or other disclosure document) or plan documents.

INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	IA	IB	IC
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%	0.25%
Total other expenses	0.12%	0.12%	0.37%
Administrative services fee	None	None	0.25%
Other expenses	0.12%	0.12%	0.12%(1)
Total annual fund operating expenses	0.92%	1.17%	1.42%

(1) "Other expenses" for Class IC shares are based on estimated amounts for the current fiscal year.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	Your investment has a 5% return each year
•	The Fund’s operating expenses remain the same
•	You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$ 94	$293	$509	$1,131
IB	$119	$372	$644	$1,420
IC	$145	$449	$776	$1,702

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes have superior growth potential. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.

The Fund defines mid-capitalization companies as companies with a market capitalization within the collective range of the Russell Midcap Index and the S&P MidCap 400 Index. As of December 31, 2017, this range was approximately $348.5 million to $36.7 billion. The market capitalization range of these indices changes over time.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

Market Risk –Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Equity Risk –The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.

Mid-Cap Securities Risk –The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Investment Strategy Risk –The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.

Growth Investing Style Risk –If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Foreign Investments Risk –Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Currency Risk –The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.

Sector Risk –To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.

Volatility Risk –The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.

Securities Lending Risk –The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at

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all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:

•	Assume reinvestment of all dividends and distributions

•	Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•	Reflect the Fund’s performance when it pursued different strategies prior to November 1, 2018

•	Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•	Shows how the Fund’s total return has varied from year to year

•	Shows the returns of the Fund’s Class IA shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 21.02% (2nd quarter, 2009) Lowest -26.89% (4th quarter, 2008)

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. Class IB shares commenced operations on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. Class IC shares have not commenced operations as of the date of this prospectus. Returns for Class IC shares reflect Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. For more information regarding returns see “Performance Notes” in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2017*

Share Classes	1 Year	5 Years	10 Years
Class IA	14.43%	12.94%	7.61%
Class IB	13.94%	12.64%	7.33%
Class IC	13.86%	12.38%	7.07%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%

*	Effective November 1, 2018, the Fund changed its benchmark to the Russell Midcap Growth Index from the Russell 2500 Index because Hartford Funds Management Company, LLC believes it better reflects the Fund’s revised investment strategy.

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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Tim Manning	Managing Director and Equity Portfolio Manager	2018

PURCHASE AND SALE OF FUND SHARES. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest. Class IC Shares are not currently offered. The Fund is closed to certain qualified pension and retirement plans. For more information, please see the section entitled "Further Information on the Funds - Purchase and Redemption of Fund Shares" in the Fund's statutory prospectus.

TAX INFORMATION. Under current law, owners of variable annuity and variable life insurance contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is generally only available as an underlying investment for certain variable contracts and qualified pension or retirement plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial advisor or visit the website of the insurance company or the financial intermediary for more information.

4 May 1, 2018, as restated November 1, 2018 HLSSUM-SMC_110118